UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust
 (Exact name of registrant as specified in charter)

2545 S. Kelly Avenue
Suite C
Edmond, OK 73013
 (Address of principal executive offices) (Zip code)

J. Garrett Stevens
Exchange Traded Concepts Trust
2545 South Kelly Avenue
Suite C
Edmond, Oklahoma 73013

Copy to:
W. John McGuire
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Item 1.	Reports to Stockholders.

Yorkville High Income MLP ETF Yorkville High Income Infrastructure MLP ETF

Annual Report

November 30, 2013

Yorkville ETF Advisors

Table of Contents

Management Discussion of Fund Performance	2
Schedules of Investments	6
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Trustees and Officers of the Trust	23
Disclosure of Fund Expenses	26
Supplemental Information	27

The Funds file their complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the trading sub-adviser, Index Management Solutions, LLC, uses to determine how to vote proxies relating to each Fund’s securities, as well as information relating to how the Funds voted proxies relating to each Fund’s securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-YES-YETF; and (ii) on the Commission’s website at http://www.sec.gov.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Management Discussion of Fund Performance

November 30, 2013

Yorkville High Income MLP Exchange Traded Fund

For the fiscal year ended November 30, 2013, the Yorkville High Income MLP ETF (“YMLP” or “Fund”) gained 9.98% on a total return basis while its index, the Solactive High Income MLP Index (“YMLP Index”), returned 15.98%. The difference in performance between the Index and YMLP can primarily be attributed to Fund operating expenses of 0.82% and the tax impact of the Fund’s C-corp structure, neither of which are factored into the calculation of total return for the Index.

The YMLP Index gain of 15.98% compares favorably to the performance of its most appropriate benchmark, the Yorkville Commodity MLP Universe Index (“YCOMU Index”), which was up 10.9% over the same period. The YCOMU Index consists of the entire universe of master limited partnerships (“MLPs”) involved in the following main business segments: Energy Services, Exploration and Production, Natural Resources, Marine Transportation, Downstream, and General Partners, and includes MLPs that comprise the Index. The Index’s outperformance relative to the YCOMU Index can be primarily attributed to the Index methodology’s stock selection criteria and the Index’s weighting within the Exploration and Production and Natural Resource MLP sectors. Additionally, the Index benefited from a quality upgrade in the Index methodology, in which all royalty trusts and variable distribution MLPs were removed from selection. By eliminating these volatile sectors from the portfolio, investors benefited from greater stability and growth in distributions, resulting in superior total returns.

For the most recent distribution period, distribution growth in the Index averaged +8.2% year-over-year. Distribution growth was widespread across the portfolio with 17 securities increasing payouts versus fourth quarter of 2012 and 8 companies maintaining them. In short, 100% of MLPs held in the portfolio either grew or maintained distributions from the same period the previous year. The average growth rate of +8.2% was +22% above that of the MLP universe, which came in at +6.7%.

Marine Transportation was the strongest sector in the Index over the course of the year, contributing 4.4% to the overall total return of the Index. Driven by a revitalization of the overall shipping market as well as a renewed interest in the potential growth for Liquid Natural Gas (LNG) exports, all 5 of the Marine Transportation MLPs held in the portfolio produced positive returns for the year. Three of the five managed total returns of 30% or greater: Teekay Offshore Partners LP (TOO, +31.8%), Navios Maritime Marine LP (NMM, +41.2%) and Capital Product Partners LP (CPLP, +47.0%).

Downstream MLPs contributed another 4.2% to the Index’s overall performance, with propane MLPs rebounding from a weak 2012. Ferrellgas Partners LP (FGP) and Suburban Propane Partners LP (SPH) produced positive total returns of +44.4% and +25.8%, respectively. The best performing holding for fiscal 2013 was exploration and production MLP Pioneer Southwest Partners LP (PSE) which nearly doubled (+93.7%) after receiving a buyout proposal from its parent company, Pioneer Natural Resources (PXD), back in May.

With the United States having surpassed Russia as the world leader in energy production, YMLP appears well positioned for future appreciation and distribution growth. Exploration and Production MLPs continue to pursue accretive acquisitions, see LinnCo’s (LNCO) $4.3 billion buyout of Berry Petroleum (BRY) and BreitBurn Energy LP’s purchase of oil field assets from Whiting Petroleum (WLL) for $860 million. Meanwhile, it has been estimated that global demand for LNG will double by 2025, a promising development for not only gas producers, but also those MLPs involved in Marine Transportation of LNG such as holdings Golar LNG Partners (GMLP) and Teekay LNG Partners (TGP).

As the United States continues to rapidly expand production of oil and gas, MLPs across the supply chain are well positioned to benefit. From the exploration and production MLPs at the wellhead to the wholesale distribution MLPs downstream, YMLP is positioned to grow as unconventional shale and fracking of reserves boosts output nationwide. We believe this will drive MLP distribution growth and capital appreciation for 2014 and beyond.

The Solactive High Income MLP Index had a distribution yield of 8.3% as of November 30, 2013. For the fiscal year ended November 30, 2013, the Fund estimated that each of its distributions made represented 100% return of capital.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Management Discussion of Fund Performance

November 30, 2013 (Concluded)

The Yorkville MLP Commodity Universe Index is a market capitalization weighted index, consisting of the entire universe of exchange traded MLPs involved in the following main business segments: Energy Services, Exploration & Production, Natural Resources, Marine Transportation, Downstream, and General Partners.

The Yorkville High Income MLP ETF (YMLP) is designed to track, before fees, deferred taxes and expenses, the Solactive High Income MLP Index. This is a rules-based index which employs specific investment criteria focused on MLP distributions to select index constituents.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2013
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Yorkville High Income MLP	9.98%	10.02%‡	2.89%	2.93%‡
Solactive High Income MLP Index	15.98%‡	15.98%‡	7.08%‡	7.08%‡

*	Fund commenced operations on March 12, 2012.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

Yorkville ETF Advisors
Yorkville High Income Infrastructure MLP ETF
Management Discussion of Fund Performance

November 30, 2013

Yorkville High Income Infrastructure MLP Exchange Traded Fund

From the inception of the Yorkville High Income Infrastructure MLP ETF (“YMLI” or “Fund”) on February 12, 2013 through the end of its initial period of operations on November 30, 2013, the Fund’s benchmark, the Solactive High Income Infrastructure MLP Index (’’YMLI Index’’) gained 18.31% on a total return basis and YMLI returned 11.00%. The difference in performance between the Index and YMLI can primarily be attributed to Fund operating expenses of 0.82% and the tax impact of the Fund’s C-corp structure, neither of which are factored into the calculation of total return for the Index.

The YMLI Index delivered outperformance of +3.9% over its closest benchmark, the Yorkville Infrastructure MLP Universe Index (‘‘YINFU Index’’), which gained +14.8%. The YINFU Index consists of the entire universe of master limited partnerships (“MLPs”) involved in the following main business segments: Crude Oil Pipelines, Gathering and Processing, Natural Gas Pipelines, Refined Product Pipelines, and General Partners, and includes MLP’s that comprise the Index. 22 of the 25 positions in the Index produced positive returns during the shortened first year of operations, with 15 of the securities producing double digit gains. A majority of the Index’s outperformance relative to the YINFU Index was a result of strong performance in the Gathering and Processing sector, in which the Index held an overweight position.

Gathering & Processing MLPs accounted for roughly half of the portfolio’s gains since inception, as all 7 G&P MLPs were up for the period ended November 30, 2013. Access Midstream Partners LP (ACMP) which grew distributions at a portfolio-leading 23% year-over-year in the fourth quarter and Crosstex Energy LP (XTEX) which gained on its deal to partner with Devon Energy (DVN) in its MLP efforts were the two best performing G&P MLPs, up 58.4% and 55.5% respectively. Energy Transfer Equity LP (ETE) a General Partner to 3 LPs, produced a return of 56%.

Three of the largest MLPs by market capitalization were the only holdings to decline in terms of total return. Plains All-American LP (PAA) lost -1.5%, Kinder Morgan Energy Partners LP (KMP) declined -2.2%, and ONEOK Partners LP (OKS) fell -5.9%.

Average year-over-year distribution growth for the Index came in at 6.7% for the fourth quarter. 20 of 25 securities increased distributions versus the same period a year prior, while the remaining five kept payouts flat. In summary, 100% of the holdings in the Index either increased or maintained distributions during the year. On average, Crude Oil Pipelines were the fastest growers for the most recent distribution period, growing 10.1% versus the 4th quarter of 2012.

A few major M&A deals defined 2013 for the Yorkville High Income Infrastructure MLP ETF. In October of 2013, Devon Energy (DVN) announced that it would be contributing a 50% interest in its portfolio of midstream assets to MLP Crosstex Energy LP (XTEX) in exchange for a 53% equity interest in XTEX. A Devon-affiliated entity will become the new general partner to the MLP and will hold the other 50% of its midstream business for future dropdown. Devon’s contributed assets to the entities total $4.8B. In October, Energy Transfer Equity LP (ETE) affiliate Regency Energy Partners LP (RGP) announced that it would acquire PVR Partners LP (PVR) in a $5.6B cash and stock deal. The deal will give RGP an increased presence in the Marcellus shale play.

Unconventional shale plays in new energy frontiers like North Dakota are driving U.S. energy production growth. Many of these regions were not on the energy map five years ago. It will require a tremendous investment in essential U.S. energy infrastructure to transport this new production to end users. Yorkville forecasts that an investment of $300-$400 billion will be required to bring these new energy frontiers onto the U.S. energy highway, much to the benefit of infrastructure focused MLPs, such as those held in YMLI.

The Solactive High Income Infrastructure MLP Index had a distribution yield of 5.8% as of November 30, 2013. For the fiscal year ended November 30, 2013, the Fund estimated that each of its distributions made represented 100% return of capital.

Yorkville ETF Advisors
Yorkville High Income Infrastructure MLP ETF
Management Discussion of Fund Performance

November 30, 2013 (Concluded)

The Yorkville MLP Infrastructure Universe Index is a market capitalization weighted index, consisting of the entire universe of exchange traded MLPs involved in the following main business segments: Crude Oil Pipelines, Gathering and Processing, Natural Gas Pipelines, Refined Product Pipelines, and General Partners.

The Yorkville High Income Infrastructure MLP ETF (YMLI) is designed to track, before fees, deferred taxes and expenses, the Solactive High Income Infrastructure MLP Index. This is a rules-based index which employs specific investment criteria focused on MLP distributions to select index constituents.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
(at Net Asset Value)‡

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2013
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Yorkville High Income Infrastructure MLP	11.00%	10.99%‡
Solactive High Income Infrastructure MLP Index	18.31%‡	18.31%‡

*	Fund commenced operations on February 11, 2013.
‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

Yorkville ETF Advisors
Yorkville High Income MLP ETF
Schedule of Investments

November 30, 2013

Description	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS — 102.6%
Energy — 85.8%
Alliance Holdings GP	97,883	$5,382,586
Alliance Resource Partners	191,545	14,034,502
Atlas Energy	278,417	12,356,146
Atlas Resource Partners	346,636	7,168,433
BreitBurn Energy Partners	611,225	11,558,265
Calumet Specialty Products Partners	312,487	8,934,003
Capital Product Partners	641,985	5,752,186
EV Energy Partner	234,547	7,669,687
Exterran Partners	320,653	8,923,773
Global Partners	137,576	4,937,603
Golar LNG Partners	382,015	12,216,840
Legacy Reserves	460,953	12,441,122
Linn Energy	322,886	9,822,192
Memorial Production Partners	613,331	12,235,953
Mid-Con Energy Partners	211,444	4,806,122
Natural Resource Partners	530,345	10,654,631
NGL Energy Partners	331,603	10,770,465
Pioneer Southwest Energy Partners	205,071	8,448,925
QR Energy	689,480	11,300,577
Teekay LNG Partners	301,840	12,405,624
Teekay Offshore Partners	415,232	13,627,914
Vanguard Natural Resources	429,835	12,267,491
		217,715,040
Industrials — 5.7%
Navios Maritime Partners	855,646	14,383,409

Utilities — 11.1%
Ferrellgas Partners	616,154	15,064,966
Suburban Propane Partners	284,553	13,058,137
		28,123,103
Total Master Limited Partnerships
(Cost $241,760,793)		260,221,552

Total Investments — 102.6%
(Cost $241,760,793)		$260,221,552

Percentages are based on Net Assets of $253,705,123.

GP — General Partner

As of November 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with the fair value hierarchy under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors
Yorkville High Income Infrastructure MLP ETF
Schedule of Investments

November 30, 2013

Description	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS — 101.3%
Energy — 101.3%
Access Midstream Partners	33,221	$1,866,024
Atlas Pipeline Partners	35,477	1,240,276
Boardwalk Pipeline Partners	43,783	1,153,244
Buckeye Partners	22,686	1,544,690
Cheniere Energy Partners	49,625	1,474,855
Crosstex Energy	71,146	1,895,329
DCP Midstream Partners	30,778	1,482,884
El Paso Pipeline Partners	29,091	1,209,604
Enbridge Energy Partners	39,552	1,190,120
Energy Transfer Equity	24,333	1,819,378
Energy Transfer Partners	25,744	1,394,295
Enterprise Products Partners	21,404	1,347,810
Kinder Morgan Energy Partners	13,376	1,096,431
MarkWest Energy Partners	22,211	1,534,114
NuStar Energy	23,821	1,270,850
NuStar GP Holdings	37,905	1,160,651
ONEOK Partners	19,920	1,066,915
Plains All American Pipeline	23,096	1,191,061
PVR Partners	46,357	1,145,018
Regency Energy Partners	49,793	1,213,953
Sunoco Logistics Partners	20,991	1,485,743
Targa Resources Partners	30,334	1,548,551
TC Pipelines	27,835	1,363,915
Tesoro Logistics	26,817	1,374,371
Williams Partners	23,628	1,214,243
Total Master Limited Partnerships
(Cost $31,573,884)		34,284,325

Total Investments — 101.3%
(Cost $31,573,884)		$34,284,325

Percentages are based on Net Assets of $33,840,854.

As of November 30, 2013, all of the Fund’s investments were considered Level 1, in accordance with the fair value hierarchy under U.S. GAAP.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors

Statements of Assets and Liabilities

November 30, 2013

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF
Assets:
Investments at Cost	$241,760,793	$31,573,884
Investments at Fair Value	$260,221,552	$34,284,325
Cash	2,370,016	510,370
Deferred Tax Asset	2,899,700	162,473
Dividends Receivable	89,190	—
Total Assets	265,580,458	34,957,168

Liabilities:
Deferred Tax Liability	9,925,710	1,093,719
Payable for Securities Purchased	1,778,808	—
Payable due to Investment Adviser	170,817	22,595
Total Liabilities	11,875,335	1,116,314

Net Assets	$253,705,123	$33,840,854

Net Assets Consist of:
Paid-in Capital	$263,520,000	$32,977,500
Distributions in Excess of Net Investment Income, Net of Deferred Taxes	(22,063,775)	(871,202)
Accumulated Net Realized Gain on Investments, Net of Deferred Taxes	618,785	161
Net Unrealized Appreciation on Investments, Net of Deferred Taxes	11,630,113	1,734,395
Net Assets	$253,705,123	$33,840,854

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	14,100,000	1,600,000
Net Asset Value, Offering and Redemption Price Per Share	$17.99	$21.15

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors

Statements of Operations

For the year or period ended November 30, 2013

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF(1)
Investment Income:
Distributions from Master Limited Partnerships	$15,758,209	$995,470
Less: Return of Capital Distributions	(14,692,437)	(995,470)
Total Investment Income	1,065,772	—

Expenses:
Management Fees	1,511,393	124,660
Total Expenses	1,511,393	124,660

Net Investment Loss, Before Taxes	(445,621)	(124,660)
Deferred Income Tax Benefit/(Expense)	132,481	44,891
Net Investment Loss, Net of Taxes	(313,140)	(79,769)

Net Realized Gain/(Loss) on:
Investments	1,103,772	252
Deferred Tax Benefit/(Expense)	(363,370)	(91)
Net Realized Gain/(Loss) on Investments, Net of Taxes	740,402	161

Net Change in Unrealized Appreciation on:
Investments	20,127,068	2,710,441
Deferred Tax Benefit/(Expense)	(6,830,646)	(976,046)
Net Change in Unrealized Appreciation on Investments, Net of Taxes	13,296,422	1,734,395

Net Realized and Unrealized Gain/(Loss) on Investments, Net of Taxes	14,036,824	1,734,556

Net Increase in Net Assets Resulting from Operations	$13,723,684	$1,654,787

(1)	The Fund commenced operations on February 11, 2013.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors

Statements of Changes in Net Assets

	Yorkville High Income MLP ETF		Yorkville High Income Infrastructure MLP ETF
	Year Ended November 30, 2013	Period Ended November 30, 2012(1)	Period Ended November 30, 2013(2)
Operations:
Net Investment Income (Loss), Net of Taxes	$(313,140)	$87,409	$(79,769)
Net Realized Gain (Loss) on Investments, Net of Taxes	740,402	(121,617)	161
Net Change in Unrealized Appreciation (Depreciation) on Investments, Net of Taxes	13,296,422	(1,666,309)	1,734,395
Net Increase (Decrease) in Net Assets Resulting from Operations	13,723,684	(1,700,517)	1,654,787

Distributions to Shareholders:
Investment Income	—	(87,409)	—
Return of Capital	(18,097,235)	(3,653,400)	(791,433)
Total Distributions to Shareholders	(18,097,235)	(3,740,809)	(791,433)

Capital Share Transactions:
Issued	169,659,000	99,714,000	32,977,500
Redeemed	(920,500)	(4,932,500)	—
Increase in Net Assets from Capital Share Transactions	168,738,500	94,781,500	32,977,500

Total Increase in Net Assets	164,364,949	89,340,174	33,840,854

Net Assets:
Beginning of Year/Period	89,340,174	—	—
End of Year/Period (Includes (Distributions in Excess of) Net Investment Income of ($22,063,775), ($3,653,400) and ($871,202), respectively)	$253,705,123	$89,340,174	$33,840,854

Share Transactions:
Issued	9,150,000	5,250,000	1,600,000
Redeemed	(50,000)	(250,000)	—
Net Increase in Shares Outstanding from Share Transactions	9,100,000	5,000,000	1,600,000

(1)	The Fund commenced operations on March 12, 2012.

(2)	The Fund commenced operations on February 11, 2013.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors

Financial Highlights

Selected Per Share Data & Ratios
For the year or periods ended November 30
For a Share Outstanding Throughout the Period

													Ratio of Expenses to Average Net Assets			Ratio of Investment Income/ (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Invest-ment Income (Loss)*	Return of Capital	Net Realized and Unrealized Gain on Invest-ments		Total from Opera-tions	Distri-butions from Invest-ment Income	Tax Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return(5)	Net Assets End of Period (000)	Before Income Tax Expense	Net Income Tax Expense(7)	Total Expenses	Before Income Tax Benefit/ (Expense)	Tax Benefit/ (Expense)(8)	Net Invest-ment Income (Loss)	Portfolio Turnover(5)(6)
Yorkville High Income MLP ETF
2013	$17.87	$(0.03)	$1.47	$0.32	(9)	$1.76	$(0.00)	$(1.64)	$(1.64)	$17.99	9.98%	$253,705	0.82%	3.83%	4.65%	(0.24%)	0.07%	(0.17%)	37%
2012 (1)(3)	$20.00	$0.03	$1.13	$(2.08)		$(0.92)	$(0.02)	$(1.19)	$(1.21)	$17.87	(4.51%)	$89,340	0.82%	0.00%	0.82%	0.25%	(0.00%)	0.25%	2%

Yorkville High Income Infrastructure MLP ETF
2013 (2)(4)	$20.00	$(0.09)	$1.08	$1.15		$2.14	$(0.00)	$(0.99)	$(0.99)	$21.15	11.00%	$33,841	0.82%	6.10%	6.92%	(0.82%)	0.29%	(0.53%)	—%

*	Per share data calculated using average shares method.

(1)	For the period ended November 30, 2012. All ratios for the period have been annualized.

(2)	For the period ended November 30, 2013. All ratios for the period have been annualized.

(3)	The Fund commenced operations on March 12, 2012.

(4)	The Fund commenced operations on February 11, 2013.

(5)
Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(6)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

(7)	Net Income tax expense for the ratio calculation is derived from net investment, and realized and unrealized gains/(losses).

(8)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income/(loss) only.

(9)
Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in Net Asset Value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with six investment portfolios. The financial statements herein relate to the following funds: The Yorkville High Income MLP ETF and the Yorkville High Income Infrastructure MLP ETF (each a “Fund”, and collectively the “Funds”). The Yorkville High Income MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The Yorkville High Income Infrastructure MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index”). Each Fund is classified as “non-diversified”. This means that the Funds may invest more of their assets in securities of a single issuer than that of a diversified fund. As a result, the performance of that issuer can have substantial impact on the share price. Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Funds’ and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds business affairs and other administrative matters. Yorkville ETF Advisors, LLC (the “Investment Sub-Adviser”) and Index Management Solutions, LLC (the “Trading Sub-Adviser”), serve as the sub-advisers to the Funds. The Yorkville High Income Infrastructure MLP ETF commenced operations on February 11, 2013.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units will be issued principally in-kind for securities included in a specified universe. Redemption of Creation Units are effected principally for cash. Once created, Shares will trade in a secondary market at market prices that change throughout the day in Share amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates and Indemnifications — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to the Funds to be remote.

Return of Capital Estimates — Distributions received by the Funds generally are comprised of income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Funds and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLP”) or Royalty Income Trusts after their tax reporting periods are concluded. For the period ended November 30, 2012, the Yorkville High Income MLP ETF estimated that 100% of the MLP and approximately 4.93% of the Royalty Income Trust distributions received would be treated as return of capital. However, one of the Fund’s MLP’s owns stock of a C-corporation that paid a dividend in the period ended November 30, 2012; which increased the Fund’s estimate of its taxable income. For the year ended November 30, 2013, the Yorkville High Income MLP ETF used the same estimates from the period ended November 30, 2012. The Yorkville High Income Infrastructure MLP ETF estimated that 100% of its MLP distributions received would be treated as return of capital. As of November 30, 2013, the Yorkville High Income MLP ETF no longer owned any interest in Royalty Income Trusts.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the ”Committee”) designated by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value during the year or period ended November 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs and are disclosed by investment type on the Schedules of Investments.

For the year or period ended November 30, 2013, there have been no significant changes to the Funds fair valuation methodologies.

Federal and Other Income Taxes — Each Fund intends to invest primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code, but are taxed as regular C-corporations. As a regular C-corporation, each Fund is obligated to pay federal, state and local income tax on its taxable income. In addition, current tax laws prevent the Funds from qualifying as regulated investment companies due to the Funds’ concentration in MLP securities. Currently the maximum marginal regular federal income tax rate for a regular C-corporation is 34% for taxable income less than $10 million. The Funds may be subject to a 20% alternative minimum tax on their federal alternative minimum taxable income to the extent that their alternative minimum tax exceeds their regular federal income tax. Yorkville High Income Infrastructure MLP ETF is currently using an estimated 36% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 2% rate attributable to state taxes (net of federal benefit). Yorkville High Income MLP ETF is currently using an estimated 34% tax rate for federal, state and local tax which is comprised of a 34% marginal federal tax rate, an assumed 3% state tax rate (net of federal benefits) and a -3% rate for the impact of the release of valuation allowance.

As a consequence of being taxed as a C corporation, the Funds will be obligated to pay applicable federal and state corporate income taxes on their taxable income as opposed to most other investment companies which are not so obligated. The Funds expect that a substantial portion of the distributions they receive from MLPs will be treated as a tax deferred return of capital, thus reducing the Funds’ current tax liabilities. However, the amount of taxes currently payable by the Funds will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Funds.

Cash distributions from MLPs to the Funds that exceed such Funds’ allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Funds’ adjusted tax basis in the equity securities of the MLP. These reductions in such Funds’ adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Funds on a subsequent sale of the securities. The Funds will accrue deferred income taxes for any future tax liabilities associated with (a) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (b) capital appreciation on their investments. Upon the sale of an MLP security, the Funds will rely to some extent on information provided by the MLPs, which is not necessarily timely, or accurate, to estimate deferred tax liabilities for purposes of financial statement reporting and determining NAV of the Funds. From time to time, the Investment Sub-Adviser will modify the estimates or assumptions related to the Funds’ deferred tax liabilities as new information becomes available.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Since the Funds will be subject to taxation on their taxable income, the NAV of the Funds’ shares will also be reduced by the accrual of any deferred tax liabilities. The Index and Infrastructure Index (the “Indices”) however are calculated without any adjustments for taxes. As a result, the Funds’ after tax performance could differ significantly from the Indices even if the pretax performance of the Funds and the performance of the Indices are closely correlated.

The tax expense or benefits attributable to certain components of income will be included in the Statements of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on cash distributions from the Funds’ MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused. The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. This estimate is based on the Funds’ operating results during the period. It is anticipated that a significant portion of their distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2014. As of November 30, 2013, the Funds’ distributions for the year or periods ended November 30, 2013 were expected to be mostly return of capital.

Creation Units — Purchasers of Creation Units at NAV must pay a standard creation transaction fee of $500 per Creation Unit to the Adviser. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 to the Adviser. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to five times the fixed creation or redemption transaction fee may apply.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Funds’ distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. The following table discloses Creation Unit breakdown at November 30, 2013:

	Creation Unit Shares	Creation Fee	Value	Redemption Fee
Yorkville High Income MLP ETF	50,000	$500	$899,500	$500
Yorkville High Income Infrastructure MLP ETF	50,000	500	1,057,500	500

3. AGREEMENTS

Investment Advisory Agreement

The Adviser serves as the investment adviser to the Funds. The Investment Sub-Adviser and the Trading Sub-Adviser, serve as sub-advisers to the Funds.

The Adviser has retained the Investment Sub-Adviser to be responsible for the day-to-day management of the Funds and the Trading Sub-Adviser to be responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board of Trustees.

For the services it provides to each Fund, the Funds pay the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of each Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

A trustee and officer of the Funds is an officer of the Adviser.

Sub-Advisory Agreements

The Investment Sub-Adviser, a Delaware limited liability company, is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Investment Sub-Adviser a fee, which is calculated daily and paid monthly at an annual rate of 0.62% on the average daily net assets of each Fund.

The Investment Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of each Fund, except Excluded Expenses, not paid by the Adviser.

The Trading Sub-Adviser is a wholly-owned subsidiary of VTL Associates, LLC and is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index, subject to the supervision of the Adviser and the Board. Under a Sub-Advisory Agreement, the Adviser pays the Trading Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.055% on the average daily net assets of each Fund, subject to a $10,000 minimum fee.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

3. AGREEMENTS (continued)

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Funds’ custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average net assets each year for certain distribution-related activities. For the year or period ended November 30, 2013, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. JPMorgan Chase Bank, N.A. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Domestic Custody Agreement and Agency Services Agreement. The Adviser of the Funds pays these fees. Certain officers of the Trust are members of management an/or employees of the Administrator.

4. INVESTMENT TRANSACTIONS

For the year or period ended November 30, 2013, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales
Yorkville High Income MLP ETF	$75,317,525	$70,068,829
Yorkville High Income Infrastructure MLP ETF (1)	92,206	5,116

(1)	Commenced operations on February 11, 2013.

For the year or period ended November 30, 2013, in-kind transactions associated with Creations were:

	Purchases	Proceeds	Net Realized Gain
Yorkville High Income MLP ETF	$159,210,233	$—	$—
Yorkville High Income Infrastructure MLP ETF (1)	32,482,012	—	—

(1)	Commenced operations on February 11, 2013.

There were no purchases or sales of long-term U.S. Government securities by the Funds.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

5. RISKS OF INVESTING IN THE FUNDS

The Funds’ assets will be concentrated in an industry or group of industries to the extent that the Index or Infrastructure Index concentrates in a particular industry or group of industries. By concentrating their assets in a particular industry or group of industries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Funds to a greater extent than if the Funds’ net assets were invested in a wider variety of industries.

Under normal circumstances, each Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

6. INCOME TAXES

The Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF income tax expense/(benefit) for the year or period ended November 30, 2013 consists of the following:

Yorkville High Income MLP ETF	Current	Deferred	Total
Federal	$—	$7,066,975	$7,066,975
State (net of federal)	—	608,844	608,844
Decrease in Valuation Allowance	—	(631,255)	(631,255)
Other	—	16,971	16,971
Total	$—	$7,061,535	$7,061,535

Yorkville High Income Infrastructure MLP ETF	Current	Deferred	Total
Federal	$—	$879,008	$879,008
State (net of federal)	—	52,238	52,238
Total	$—	$931,246	$931,246

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and realized and unrealized gain/(loss) on investments before taxes as follows:

	For the year ended November 30, 2013
Yorkville High Income MLP ETF	Amount	Rate
Federal Income Tax Expense/ (Benefit) at Statutory Rate	$7,066,975	34.00%
State Tax Expense/(Benefit) (net of federal)	608,844	2.93%
Decrease in Valuation Allowance	(631,255)	(3.04%)
Other Expense/(Benefit)	16,971	0.08%
Net Income Tax Expense/(Benefit)	$7,061,535	33.97%

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

6. INCOME TAXES (continued)

	From February 11, 2013(1) to November 30, 2013
Yorkville High Income Infrastructure MLP ETF	Amount	Rate
Federal Income Tax Expense/ (Benefit) at Statutory Rate	$879,008	34.00%
State Tax Expense/(Benefit) (net of federal)	52,238	2.02%
Net Income Tax Expense/(Benefit)	$931,246	36.02%

(1)	Commenced operations on February 11, 2013.

Components of the Funds deferred tax assets and liabilities are as follows:

	Yorkville High Income MLP ETF	Yorkville High Income Infrastructure MLP ETF(2)
	Year Ended November 30, 2013	Period ended November 30, 2013
Deferred Tax Assets:
Unrealized loss on investments	$2,355,684	$117,402
Capital loss carryforward	—	—
Net operating loss carryforward	501,651	44,812
Charitable contribution carryforward	782	—
Other	41,583	259
Total Deferred Tax Assets	2,899,700	162,473

Deferred Tax Liabilities:
Unrealized gain on investments	$(9,925,710)	$(1,093,719)
Total Deferred Tax Liabilities	(9,925,710)	(1,093,719)

Total Net Deferred Tax Assets/(Liabilities)	(7,026,010)	(931,246)
Valuation Allowance	—	—
Net Deferred Tax Asset/(Liability)	$(7,026,010)	$(931,246)

(1)	Commenced operations on March 12, 2012.

(2)	Commenced operations on February 11, 2013.

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of their deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). In the current year, Yorkville High Income MLP ETF released the valuation allowance due to the Fund’s net deferred tax liability position. The Funds may be required to modify the estimates or assumptions they use regarding the deferred tax asset or liability as new information becomes available. Since the Funds will be subject to taxation on their taxable income, the NAV of Funds shares will also be reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Funds’ performance could differ from their underlying Index.

Yorkville ETF Advisors

Notes to the Financial Statements

November 30, 2013 (Continued)

6. INCOME TAXES (continued)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits.

	Yorkville High Income MLP ETF	Yorkville High Income MLP ETF(1)	Yorkville High Income Infrastructure MLP ETF(2)
	Year Ended November 30, 2013	Period Ended November 30, 2012	Period Ended November 30, 2013
Unrecognized tax benefit (beginning balance)	$—	$—	$—
Changes for prior period positions	—	—	—
Current period positions	—	—	—
Settlements	—	—	—
Lapse of Statute of limitations	—	—	—
Unrecognized tax benefit (ending balance)	$—	$—	$—

(1)	Commenced operations on March 12, 2012.

(2)	Commenced operations on February 11, 2013.

As this is the first year of operations, the Yorkville High Income Infrastructure MLP ETF was unable to estimate its 2013 taxable income. Therefore, the Fund will true-up the payable for taxes and accrue any potential interest and penalties as the tax returns are prepared and filed.

The Funds recognize the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Funds. The Yorkville High Income MLP ETF’s initial tax year is March 12, 2012 to November 30, 2012 and the Yorkville High Income Infrastructure MLP ETF’s initial tax year is February 11, 2013 to November 30, 2013. The Funds’ tax years are open for examination by U.S. and state tax authorities for all periods. The Funds are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months. As of November 30, 2013, Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF had the following expiring federal net operating losses:

Fund	Origination	Amount	Expiration
Yorkville High Income MLP ETF	11/30/2012	$454,274	11/30/2032
	11/30/2013	904,138	11/30/2033
Total		1,358,412

Yorkville High Income Infrastructure MLP ETF	11/30/2013	$124,660	11/30/2013

Yorkville ETF Advisors

Notes to the Financial Statements
November 30, 2013 (Concluded)

6. INCOME TAXES (continued)

Yorkville High Income MLP ETF’s net deferred tax liability and deferred income tax expense reflects prior year’s return to provision adjustments. Prior year’s income tax provision was based on estimates and information available at the time of filing. The impact of prior year’s income tax provision has been adjusted to reflect the actual tax implications flowing from the various investments. Such adjustments include both temporary and permanent adjustments as reflected in Schedules K-1 and Forms 1099 from the Fund’s various investments.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2013, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
Yorkville High Income MLP ETF	$239,722,806	$26,877,662	$(6,378,916)	$20,498,746
Yorkville High Income Infrastructure MLP ETF	31,573,884	3,036,372	(325,931)	2,710,441

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Funds’ investments in MLP interests.

7. OTHER

At November 30, 2013, the records of the Trust reflected that 100% of the Funds’ total shares outstanding were held by three Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services - Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

9. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

The Yorkville High Income Infrastructure MLP ETF made a distribution on December 18, 2013 of $0.331578 per share, based on 1,600,000 shares outstanding, totaling $530,525.

Yorkville ETF Advisors

Report of Independent Registered Public Accounting Firm

November 30, 2013

To the Shareholders of Yorkville High Income MLP ETF and
Yorkville High Income Infrastructure MLP ETF and
Board of Trustees of Exchange Traded Concepts Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Funds”), each a series of Exchange Traded Concepts Trust, as of November 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended for Yorkville High Income MLP ETF, and the related statements of operations and changes in net assets and the financial highlights for the period February 11, 2013 (commencement of operations) through November 30, 2013, for Yorkville High Income Infrastructure MLP ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF, each a series of Exchange Traded Concepts Trust, as of November 30, 2013, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2014

Yorkville ETF Advisors

Trustees and Officers of the Trust

November 30, 2013 (Unaudited)

The following chart lists Trustees and Officers as of November 30, 2013.

Set forth below are the names, ages, addresses, position with the Funds, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Funds. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-YES-YETF.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (34 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present - President	6	ETF Series Solutions(1) - Trustee
Independent Trustees
Gary L. French c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (62 years old)	Trustee	Since 2011	State Street Bank, US Investor Services – Fund Administration 2002 to 2010 – Senior Vice President	6	Exchange Traded Concepts Trust II - Trustee

Yorkville ETF Advisors

Trustees and Officers of the Trust

November 30, 2013 (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Independent Trustees (continued)
David M. Mahle c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (70 years old)	Trustee	Since 2011	Jones Day 2012 to Present – Consultant; Jones Day 2008 to 2011 – Of Counsel; Jones Day 1988 to 2008 - Partner	6	Exchange Traded Concepts Trust II - Trustee
Kurt Wolfgruber c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (63 years old)	Trustee	Since 2012	Oppenheimer Funds Inc. 2007 to 2009 - President	6	New Mountain Finance Corp.; Exchange Traded Concepts Trust II - Trustee
Mark Zurack c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (57 years old)	Trustee	Since 2011	Columbia Business School 2002 to Present - Professor	6	None

Yorkville ETF Advisors

Trustees and Officers of the Trust

November 30, 2013 (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers
J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (34 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)
T.S. Phillips Investments, Inc., 2004-Present; 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present - President
ETF Series Solutions(1) - Trustee
Richard Hogan c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (52 years old)	Treasurer and Secretary	Since 2011	Managing Member, Yorkville ETF Advisors 2011 to Present; Private Investor, 2002 to 2011	Board Member of Peconic Land Trust of Suffolk County, NY; Exchange Traded Concepts Trust II - Trustee
Peter Rodriguez c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (51 years old)	Assistant Treasurer	Since 2011
Director, Fund Accounting, SEI Investments Global Funds Services, 2011 to present, 1997 to 2005; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; Director, Asset Data Services, Global Wealth Services, 2006 to 2009; Director, Portfolio Accounting, SEI Investments Global Fund Services, 2005 to 2006
None
Eric Kleinschmidt c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (44 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services 2004 to present, Manager, Fund Accounting 1999 to 2004.	None
Carolyn Mead c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (56 years old)	Assistant Secretary	Since 2009	Counsel, SEI Investments, 2007 to Present	None

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Yorkville ETF Advisors

Disclosure of Fund Expenses

(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Annualized Expense Ratios(2)	Expenses Paid During Period(1)
Yorkville High Income MLP ETF
Actual Fund Return	$1,000.00	$1,024.50	0.82%	$4.16
Hypothetical 5% Return	$1,000.00	$1,020.96	0.82%	$4.15
Yorkville High Income Infrastructure MLP ETF
Actual Fund Return	$1,000.00	$1,053.70	0.82%	$4.22
Hypothetical 5% Return	$1,000.00	$1,020.96	0.82%	$4.15

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 183/365 (to reflect the one-half year period shown).

(2)	Tax benefit/(expense) is not included in the ratio calculation.

Yorkville ETF Advisors

Supplemental Information

(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds website at www.yetfs.com.

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2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Adviser:
Exchange Traded Concepts, LLC
2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Sub-Adviser:
Yorkville ETF Advisors
950 Third Avenue, 23rd Floor
New York, NY 10022

Trading Sub-Adviser:
Index Management Solutions, LLC
One Commerce Square
2005 Market Street, Suite 2020
Philadelphia, PA 19103

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Bingham McCutchen LLP
2020 K Street, NW
Washington, DC 20006-1806

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Funds.

YCM-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Gary French is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.	Principal Accountant Fees and Services.

Fees billed by Cohen Fund Audit Services, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2012  and 2013 as follows:

		Fiscal 2013			Fiscal 2012
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$62,500	$0	N/A	$24,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees	$3,000	$0	N/A	$0	$0	N/A
(d)	All Other Fees	$4,985	$0	N/A	$0	$1,000	N/A

(e)(1)
The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2013	Fiscal 2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)	The aggregate non-audit fees and services billed by Cohen for the fiscal year 2013 were $7,985 and for the fiscal year 2012 were $1,000.

(h)
During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

 (a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

 (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 6, 2014

By	/s/ Richard Hogan
Richard Hogan, Treasurer and Secretary

Date: February 6, 2014